                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               NOVEMBER 18, 1997


                          ALPHA-BETA TECHNOLOGY, INC.
                       ---------------------------------
              (Exact name of registrant as specified in charter)
              --------------------------------------------------


       MASSACHUSETTS                   0-0023                04-2997834
----------------------------  ------------------------   -------------------
(State or other jurisdiction  (Commission file number)     (IRS employer
     of incorporation)                                   identification no.)



         THREE BIOTECH PARK, ONE INNOVATION DRIVE, WORCESTER, MA 01605
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (508) 798-6900
                                                          --------------

Item 5 - Other Events
---------------------

     On November 18, 1997, Alpha-Beta Technology, Inc. (the "Registrant") issued and sold 3,366,795 shares (the "Shares") of its common stock, par value $.01 per share, to Ross Financial Corporation, a corporation organized and existing under the laws of the Cayman Islands ("Ross Financial") in a private placement transaction (the "Transaction") for an aggregate purchase price of $9,679,535.62 (or $2.875 per share). The Shares represent approximately 16.67% of the Registrant's currently outstanding common stock. Ross Financial was granted certain demand and "piggy-back" registration rights under the Stock Purchase Agreement, dated as of November 18, 1997, by and between the Registrant and ross Financial, including the right to cause a registration of the Sahes commencing 180 days following the closing of the Transaction.

     The Registrant will use the net proceeds from the Transaction for clinical trials and further research and development of Betafectin(R) PGG-glucan to prevent serious infections in non-colorectal gastrointestinal surgery patients.

     In connection with the Transaction, on November 13, 1997, the Registrant amended its Shareholder Rights Agreement dated as of February 2, 1997 (the "Rights Plan") between the Registrant and BankBoston, N.A. f/k/a The First National Bank of Boston, as Rights Agent, in order to exempt acquisitions of the Registrant's common stock by Ross Financial from the operation of the provisions of the Rights Plan.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)        Exhibits.


Exhibit         Name
-------         ----

4.1 Stock Purchase Agreement, dated as of November 18, 1997, by and between Alpha-Beta Technology, Inc. and ross Financial Corporation.

4.2 First Amendment, dated as of November 13, 1997, to Shareholder Rights Agreement, dated as of February 2, 1997, between Alpha-Beta Technology, Inc. and BankBoston, N.A. f/k/a The First National Bank of Boston, as Rights Agent


---------------------------

(1) Incorporated by reference from the Company's Form 8-K filed with the Securities and Exchange Commission on February 6, 1995

                                   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ALPHA-BETA TECHNOLOGY, INC.



Date: November 25, 1997          By: /S/ Spiros Jamas
                                     ____________________________
                                     Name:  Spiros Jamas
                                     Title: President and
                                            Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit         Name
-------         ----

4.1 Stock Purchase Agreement, dated as of November 18, 1997, by and between Alpha-Beta Technology, Inc. and Ross Financial Corporation.

4.2 First Amendment, dated as of November 13, 1997, to Shareholder Rights Agreement, dated as of February 2, 1997, between Alpha-Beta Technology, Inc. and BankBoston, N.A. f/k/a The First National Bank of Boston, as Rights Agent


-------------------------

(1) Incorporated by reference from the Company's Form 8-K filed with the Securities and Exchange Commission on February 6, 1995